Electronically Filed
8/14/2017 3:13 PM
Steven D. Grierson
CLERK OF THE COURT

BAUMAN LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: White Smile Global, Inc., a Nevada corporation	Case No.: A-17-758091-C DEPT. NO.: XXIX **ORDER GRANTING APPLICATION FOR THE APPOINTMENT OF JOSEPH ARCARO AS CUSTODIAN OF WHITE SMILE GLOBAL, INC. PURSUANT TO NRS 78.347(1)(b)**

IN THIS MATTER, notice was duly given to all concerned parties. The matter came on for hearing before the above-entitled Court on the 14th day of August, 2017.

THE COURT, having considered the Application for the Appointment of Joseph Arcaro ("Petitioner") as Custodian of White Smile Global, Inc. (the "Company"), pursuant to NRS 78.347(1)(b), and no opposition having been filed with the Court, and for good cause appearing;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. Pursuant to NRS 78.347, Petitioner shall be and is hereby appointed custodian of the Company.
2. Petitioner is authorized to take any and all actions on behalf of the Company pursuant to NRS 78.347 that are reasonable, prudent or for the benefit of the Company;
3. Petitioner is permitted to appoint new officers and directors;

4. Pursuant to NRS 78.347(3)(a), Petitioner shall comply with NRS 78.180 to reinstate the Company;

5. Petitioner shall provide reasonable notice to all shareholders of record of a shareholders' meeting that will be held within a reasonable time after this Order is entered;

6. Petitioner, as custodian of the Company, shall submit a report to this Court of the actions taken at said shareholders' meeting.

7. Petitioner shall, pursuant to NRS 78.237(4), file an amendment to the Articles of Incorporation of the Company with the Secretary of State containing the following disclosures and statements.

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. (n/k/a FINRA), or Securities and Exchange Commission (SEC) investigations, violations or convictions concerning Petitioner, or his affiliates or subsidiaries;

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers and directors of the Company to request that the Company comply with corporate formalities and continue its business;

(c) A statement that Petitioner is in fact continuing the business and attempting to further the interests of the shareholders;

(d) A statement that Petitioner will reinstate or maintain the corporate charter; and

(e) Any other information as may be required by regulations promulgated by the Secretary of State.

8. Petitioner shall submit quarterly reports regarding the status and progress of the Company, on or before the following dates:

(a) November 13, 2017 at 9:00 am;

(b) February 12, 2018 at 9:00 am;

(c) May 14, 2018 at 9:am; and

(d) August 13, 2018 at 9am.

9. If the Petitioner submits the quarterly reports prior to the above specified dates, and the Court approves the reports, the Court may prepare a minute order waiving the attorney's appearance.

IT IS SO ORDERED.

DATED this 14 day of Aug, 2017

DISTRICT COURT JUDGE

Respectfully Submitted by:

BAUMAN LAW FIRM

By [signature]
Frederick C. Bauman, Bar No. 8370

fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner